Exhibit 32.1
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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARABANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Fortune Partners Inc. (the "Company") on Form 10-QSB for the six months ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul D. Brock, President of the Company, certify, pursuant to 18 U.S.C. section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) and 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  May 6, 2005                   By:  /s/ Paul D. Brock
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                                         Paul D. Brock
                                         President